UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 1, 2006
(Date of earliest event reported)
TEMPLE-INLAND INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
1300 MoPac Expressway South, Austin, Texas 78746
(Address of Principal Executive Offices, including Zip code)
(512) 434-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On June 1, 2006, Temple-Inland hosted an investor meeting in San Antonio, Texas. The purpose for the meeting was to provide a formal presentation on our real estate activities, which is a new business segment beginning first quarter 2006. Kenneth M. Jastrow, II, chairman and chief executive officer, and other members of the senior management team, participated in the meeting. A copy of the presentation materials used at this meeting are furnished as exhibit 99.1 to this current report on form 8-K.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1	Presentation materials used at an investor meeting hosted by Temple-Inland on June 1, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.

Date: June 1, 2006	By:	/s/ Doyle R. Simons

	Name:	Doyle R. Simons
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit	Description	Page
99.1	Presentation materials used at an investor conference hosted by Temple-Inland on June 1, 2006	4

3